Retirement Plans (Notes)	3 Months Ended
Mar. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Retirement Plans
12. Retirement Plans
We fully recognize the obligations associated with our retiree healthcare and other postretirement plans and NTI's single-employer defined benefit cash balance plan in our financial statements.
Pensions
The net periodic benefit cost associated with NTI's cash balance plan for both the three months ended March 31, 2016 and 2015, was $0.6 million.
Postretirement Obligations
The net periodic benefit cost associated with our postretirement medical benefit plans for the three months ended March 31, 2016 and 2015, was $0.03 million and $0.2 million, respectively.
Our benefit obligation at December 31, 2015, for our postretirement medical benefit plans was $6.2 million. We fund our medical benefit plans on an as-needed basis.
The following table presents cumulative changes in other comprehensive income (loss) related to our benefit plans included as a component of equity for the periods presented, net of income tax. The related expenses are included in direct operating expenses in the Condensed Consolidated Statements of Operations.

	Three Months Ended
	March 31,
	2016	2015
	(In thousands)
Beginning of period balance	$651	$(1,291)
Reclassification of loss to income	—	13
Income tax	—	(5)
End of period balance	$651	$(1,283)

Defined Contribution Plan
Western sponsors a 401(k) defined contribution plan under which Western and WNRL participants may contribute a percentage of their eligible compensation to various investment choices offered by the plan. For the three months ended March 31, 2016 and 2015, we expensed $2.0 million, respectively in both periods, in connection with this plan.
NTI sponsors qualified defined contribution plans for eligible employees. For the three months ended March 31, 2016 and 2015, NTI expensed $2.6 million and $2.2 million, respectively, in connection with its qualified defined contribution plans.